UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2014
Date of Report (Date of earliest event reported)

TECHNOLOGIES SCAN CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77, 52nd Avenue St.-Hippolyte, Quebec, Canada	J8A 3L3
(Address of principal executive offices)	(Zip Code)

(438) 500-1309
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Board of Directors (the "Board") of Technologies Scan Corp., a Nevada corporation (the "Company"), approved the execution of those certain convertible promissory notes dated March 17, 2014 (collectively, the "Promissory Notes") with certain lenders who had previously advanced and loaned monies to the Company for working capital purposes. During 2010 and 2011, the Company had received monies from certain lenders pursuant to which the Company and the respectivelender verbally agreed that the principal loaned would be interest free, payable upon demand, and the lender had the right in its sole discretion to convert the principal due and owing into shares of the Company's common stock at a conversion price equal to par value ($0.001). Subsequently, the Company and respective lender entered into those certain written amendments to the promissory notes dated December 12, 2013 pursuant to which the amendment confirmed the verbal agreement and the conversion terms and that any such conversion must be completed by March 31, 2014 (collectively, the "Amendments"). The loans reflected below were all evidenced on the Company's financial statements for fiscal years commencing 2010 through current date.

The Company and lenders desired to enter into a converitble promissory note, which would evidence their entire agreement concerning the loan of funds by the creditor and all terms of the loan, including the conversion terms as follows:

Lender	Date of Original Loan	Principal Amount Loaned

9185-5643 Quebec Inc.	June 16, 2010	$21,000.00

Michel St.-Hilaire	October 24, 2011	$7,500.00

Elden Brochu	August 18, 2010	$10,500.00

Gina Drouin	August 18, 2010	$10,500.00

Christian Fontaine	October 24, 2011	$7,500.00

Ferme Simen Inc.	June 14, 2010	$21,000.00

The foregoing is a summary description of the terms and conditions of the Convertible Notes and does not purport to be complete and is qualified in its entirety by reference to the Convertible Notes, a form of which each is filed hereto as Exhibit 10.1 through Exhibit 10.6, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

10.1	Convertible Promissory Note dated March 17, 2014 between Technologies Scan Corp. and 9165-5643 Quebec Inc. .
10.2	Convertible Promissory Note dated March 17, 2014 between Technologies Scan Corp. and Michel St.-Hilaire.
10.3	Convertible Promissory Note dated March 17, 2014 between Technologies Scan Corp. and Elden Brochu.
10.4	Convertible Promissory Note dated March 17, 2014 between Technologies Scan Corp. and Gina Drouin.
10.5	Convertible Promissory Note dated March 17, 2014 between Technologies Scan Corp. and Christian Fontaine.
10.6	Convertible Promissory Note dated March 17, 2014 between Technologies Scan Corp. and Ferme Simen Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGIES SCAN CORP.

Date: March 18, 2014	By:	/s/ Ghislaine St-Hilaire
	Name:	Ghislaine St-Hilaire
	Title:	President